Fourth Quarter and Full Year 2013 Results

February 26, 2014

SUCAMPO
The Science of Innovation

Introductions and Forward-Looking Statements



Silvia Taylor
Senior Vice President, Investor Relations and Corporate Communications

SUCAMPO
The Science of Innovation

Agenda

Introductions and Forward-Looking Statements	Silvia Taylor
Highlights of the Quarter	Ryuji Ueno, M.D., Ph.D., Ph.D.
AMITIZA® (lubiprostone) & RESCULA® (unoprostone isopropyl) Commercial Update	Stanley G. Miele
Pipeline and R&D Update	Taryn Losch-Beridon
Financial Performance	Cary J. Claiborne
Closing Remarks	Ryuji Ueno, M.D., Ph.D., Ph.D.

Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 8-K and 10-K, which Sucampo incorporates by reference.

Q4 and FY 2013 Highlights



Ryuji Ueno, M.D., Ph.D., Ph.D.
Chairman, Chief Executive Officer,
Chief Scientific Officer, and Co-founder

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2013 Highlights

2013: Significant Growth

- Expansion of business: new indications, new markets
- Profitable
  - Increase in revenue
  - Efficient use of capital
- Progress in clinical development

AMITIZA®			RESCULA®
United States	**Japan**	**Europe**	**United States**
• Approval for OIC in chronic, non-cancer pain • YoY revenue growth	• Strong performance • Exceeding Sucampo's and Abbott's expectations	• Launched for CIC in Switzerland • Product available in the U.K. • Positive early feedback	• Launched in the U.S.

*Bundesamt für Gesundheit

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Leadership Transition

Ryuji Ueno, M.D., Ph.D., Ph.D. to step down as CEO, Chairman and Director on March 3, 2014

- Will step down as CSO on March 31, 2014
- Will consult to Sucampo as Co-founder, Chairman Emeritus, and Scientific Advisor on transition, pipeline development and other strategic activities

Peter Greenleaf named new Sucampo CEO effective March 3, 2014

- 20 years of biopharma experience in commercialization & drug development
- Current CEO and Director of Histogenix, former President of MedImmune, the worldwide biologics R&D arm of AstraZeneca

Dan Getman, Ph.D. becomes Chairman of the Board effective March 3, 2014

- Extensive experience in leadership positions within pharmaceutical and life science organizations
- Personal research experience spans medicinal chemistry in the areas of arthritis, cancer and infectious diseases

Financial Highlights 2013

Exceeded 2013 Earning Guidance of $3-5M of Net Income

- Net income excluding special items of $9.4M for 2013, $0.22 cents per share

2014 Guidance: Expect to be Profitable

- Will provide more specific guidance at later time

Commercial Update



Stanley G. Miele
President, Sucampo Pharma Americas, LLC and SVP, Sales and Marketing

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AMITIZA U.S.





Continued AMITIZA YOY Growth

- Q4: Strongest quarter ever for AMITIZA
  - Net sales growth of 5% for Q4
  - TRx growth of 6% for Q4
- Calendar year high of 1.3M TRx in 2013 AMITIZA
  - TRx up 5% YoY through December YTD[1]

Market Growth Accelerating

- Class up almost 7% for 1H 2014 vs 1H 2013

OIC Opportunity

- 40-80% of non-cancer patients on chronic opioids will suffer from OIC[3]; moderate to severely constipated market estimated at 2-2.5M[4]
- AMITIZA growth from high OIC targets outpaced the national average by more than two times

Strong Commercial Execution Driving Sales Growth

- Managed care advantage vs. competition; increasing patient-focused efforts
- Heritage: 8M Rx's over ≈ 8 years; driver of increased sales

See Reference 1-4; *AMITIZA net sales reported by Takeda for royalty calculation purposes

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RESCULA U.S. Overview





RESCULA Commercial Strategy

- Implemented new commercial strategy for RESCULA
  - Focus on current RESCULA prescribers
- Contract sales representatives are spending 20% of time calling on current RESCULA prescribers
- Belief in value of continued development
  - Excited about the development of unoprostone isopropyl for additional diseases, such as retinitis pigmentosa

See References 5-6

AMITIZA Global Snapshot

Japan

- Continued success; sales continue to be above our and Abbott's expectations
- AMITIZA sales in Japan contributed $16 million to topline in 2013
- Abbott applying more than half of its detailing efforts in Japan to AMITIZA
- 2 week limitation removed in December

Europe

- OIC filings in the U.K. and Switzerland on-track for approval 1H 2014
- Increased patient access in Switzerland as BAG* revised several key reimbursement limitations to AMITIZA on the specialty list
- NICE endorsement process in the U.K. ongoing

Rest of World

- Continued partnership discussions with global and regional companies for AMITIZA for new indications and new territories (Latin America, China, Russia, Europe and other emerging markets)

See Reference 6; *Bundesamt für Gesundheit

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Pipeline and R&D Update



Taryn Losch-Beridon
Vice President, Clinical Development

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Sucampo Prostone Pipeline Key Highlights

Lubiprostone Clinical Development & Life Cycle Management

Pediatric Functional Constipation

- Initiated global P3 clinical program for lubiprostone in children and adolescents aged 6 to 17 years with pediatric functional constipation
  - Takeda is funding 70% of development costs
  - Anticipate the first patient to roll over into a long-term, open-label safety extension study within 1H 2014

Liquid Formulation

- In October, initiated pivotal study of a liquid formulation of lubiprostone in adults 18 years of age and older
- Takeda funding 100% of the costs
- Upon reviewing the results of the trial (anticipated to be available 1H 2014) we plan to file NDA
- Launch in 2015, pending approval



Abdominal radiograph of constipated child showing stool throughout the colon

Unoprostone Isopropyl for Retinal Diseases

Retinitis Pigmentosa (RP)

- Degenerative retinal disease with no approved prescription medicines available[6]
- Ongoing P3 clinical trial in unoprostone isopropyl by development partner, R-Tech Ueno
  - Patient enrollment completed October 2013 and interim 1yr results available early 2015
- Orphan drug designation for RP in the U.S. & E.U.
  - Sucampo will work with regulatory authorities in the U.S. & E.U. to determine required incremental data for filing in each region





Life-Cycle Management

- Exploring opportunities in other retinal diseases including AMD; will update further as research develops

See References 6-10

*Journal of Pediatric Gastroenterology and Nutrition

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Sucampo Prostone Pipeline Key Highlights *(cont.)*

Ion Channel Activators for Lumbar Spinal Stenosis

Lumbar Spinal Stenosis (LSS)

- Degenerative change in lumbar spine; unmet medical need with limited treatment options globally[6]
- Prevalence: ~400,000 Americans, most >60 years of age[11]
- Top-line results of P2a, double-blind, placebo-controlled trial of IV ion channel activator showed statistically significant improvement in VAS* pain


Facet Joints
Spinal Canal
Disk
Normal
Spinal Stenosis

- Plan to initiate additional P2a study in 2H 2014 for IV ion channel activator
- P1a results for oral ion channel activator: generally well-tolerated

Cobiprostone for Oral Mucositis

Oral Mucositis

- P1b study of oral spray formulation of cobiprostone began October 31, 2013
- ~350,000 head and neck cancer patients in the U.S.[13]; oral mucositis affects 80-90%[14] of these patients
  - Total WW market estimated to be up to $500M[6]
  - Also impacts patients treated for solid tumors, or receiving hematopoietic stem cell transplantation



- A few prescription treatments available, but currently no comprehensive treatments available[6]
- P1a results: oral spray formulation generally well-tolerated

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See Reference 6, 11-15; *Visual Analog Scale

Financial Performance



Cary J. Claiborne
Chief Financial Officer

SUCAMPO
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FY 2013 Revenue Highlights ($M)



+9.9%
$81.5
$89.6
(5.5%)
$21.5
$20.4
+2.8%
$50.7
$52.1
+226%
$5.0
$16.4
FY-12
FY-13
Total Revenues
FY-12
FY-13
R&D Revenues
FY-12
FY-13
Product Royalty Revenues
FY-12
FY-13
Product Sales Revenues

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*Co-promotion, contract and collaboration revenue also are components of revenue.

AMITIZA U.S. Net Sales* ($M)



+3.8%
$271.9
$282.1
+4.6%
$74.6
$78.0
Q4-12
Q4-13
FY-12
FY-13

*As reported by Takeda for royalty calculation purposes

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Condensed Consolidated Statements of Operations (Unaudited)

($M, except EPS)	FY 2013	FY 2012	% Change
Revenue	$89.6	$81.5	9.9%
Expenses:			
Cost of goods sold	$12.4	$3.0	309.3%
R&D expense	$21.5	$21.3	1.1%
G&A expense	$25.4	$30.2	(15.7%)
S&M expense	$21.1	$18.7	12.7%
Income from operations	$9.2	$8.3	10.6%
Non-operating income/(expense), net	$1.2	($0.6)	F
Tax provision	($3.9)	($2.9)	34.7%
GAAP net income	$6.4	$4.8	32.7%
Net income – excl. special items	$9.4	$4.8	94.8%

COGS: Drug product sales of AMITIZA in Japan/Switzerland as well as RESCULA in the U.S. Sucampo recorded a non-cash write-off of RESCULA inventory of $3.0M to reflect excess quantities of dated product

R&D Expense: Higher costs associated with clinical development of our phase 2a trial for LSS and of the lubiprostone pediatric indication and liquid formulation programs, partially offset by lower costs associated with our terminated collaboration with Numab AG

G&A Expense: Lower legal, consulting and other professional expenses as a result of the conclusion of certain legal matters in 2012, as well as expense reductions from 2013 productivity initiatives

S&M Expense: Launch and Restructuring costs for RESCULA and a $1.5M non-cash write-off recorded for excess RESCULA samples, partially offset by non-recurring pre-commercialization planning activities for both AMITIZA and RESCULA that occurred in 2012 but not in 2013

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Earnings Excluding Special Items

(In thousands, except per share data)	Three Months Ended December 31, 2013		Year Ended December 31, 2013	
EPS				
GAAP Diluted EPS	$	0.05	$	0.15
Difference[3]		0.01		0.07
Non-GAAP Diluted EPS that exclude RESCULA inventory/samples non-cash write-off[1]		0.06		0.22
Net income				
GAAP net income[2]	$	2,153	$	6,419
Difference		267		2,983
Non-GAAP net income that excludes RESCULA inventory/samples non-cash write-off[1,2]		2,420		9,402
Decrease in net income due to excluded items:				
Net decrease in income tax before taxes	$	445	$	4,972
Estimated income tax benefit		(178)		(1,989)
Decrease in net income		267		2,983

[1]Sucampo is providing certain 2013 non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors' understanding of Sucampo's performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP. [2]Net income is attributable to Sucampo Pharmaceuticals, Inc. on a consolidated basis.[3]Represents the difference between calculated GAAP EPS and calculated non-GAAP EPS, which may be different than the amount calculated by dividing the impact of the excluded items by the weighted-average shares for the period.

Financial Summary

Solid Financial Performance in 2013

- Grew total Net Revenue by 10% in 2013
- Generated non-GAAP Net Income of $9.4M, up 94% over 2012
- Exceeded high end of November non-GAAP Net Income guidance of $5M by 88%
- Ended the year with $96M in Cash, Cash equivalents and Investments

Positioned Well for the Future

- Expanded commercial products globally
- Advanced our clinical development programs

Conclusion



Ryuji Ueno, M.D., Ph.D., Ph.D.
Chairman, Chief Executive Officer,
Chief Scientific Officer, and Co-founder

SUCAMPO
The Science of Innovation

Q&A

References

1. IMS Smart View, NPA Report, client Factored Numbers
2. IMS, NPA weekly data, DART
3. Camilleri M. Opioid-induced constipation: challenges and therapeutic opportunities. *Am J Gastroenterol*. 2011 May;106(5):835-42
4. Clearview Analysis 2008
5. IMS Smart View, RAPID Weekly, Client Factored Numbers
6. Internal Research
7. Loening-Baucke V. Prevalence rates for constipation and faecal and urinary incontinence. *Arch Dis Child*. 2007 Jun;92(6):486-9
8. Biggs WS. *et al* Evaluation and treatment of constipation in infants and children. *Am Fam Physician* 2006 Feb;73(3):469–77
9. Radiograph from Borowitz - Pediatric Constipation article on Medscape website; accessed 09.19.13
10. Photos from Foundation Fighting Blindness website What is Retinitis Pigmentosa?; accessed 09.19.13
11. The American Association of Neurological Surgeons website Lumbar Spinal Stenosis; accessed 09.19.13
12. Diagram from American Academy of Orthopaedic Surgeons website Lumbar Spinal Stenosis; accessed 09.19.13
13. Based on statistics from the American Cancer Society and the National Cancer Institute
14. Trotti A *et al.* Mucositis incidence, severity and associated outcomes in patients with head and neck cancer receiving radiotherapy with or without chemotherapy: a systematic literature review. *Radiother Oncol.* 2003 Mar;66(3):253-62
15. Photos from Silverman - Diagnosis and management of oral mucositis. *J Support Oncol* 2007; 5 (2 Suppl 1):13-21

2013 Key Value Driver Summary

AMITIZA	U.S.	✓ Obtain approval of OIC sNDA: 1Q 2013 ✓ $10M milestone payment upon commercial launch of OIC
	Global	❑ **Ongoing: Pursue strategic alliances; new AMITIZA indications/territories**
	Japan	✓ Grow sales in Japan in 2013
	E.U.	✓ Submit for regulatory approval of OIC in Switzerland and U.K. by 1Q 2013 ✓ Begin active marketing in Switzerland for CIC ❑ **Ongoing: Use MHRA approval to seek expansion of CIC and OIC indication to other E.U. markets via MRP** ✓ **Filed for NICE endorsement for CIC and OIC, and made AMITIZA available in U.K. for CIC**
RESCULA	U.S.	✓ Launch: 1Q 2013
Pipeline	Lubiprostone	✓ Achieve FPFV in Pediatric P3 trial in 4Q 2013
	Cobiprostone	✓ Complete oral mucositis P1a trial: 2Q 2013 ✓ Initiate P1b trial in oral mucositis: 4Q 2013
	IV Ion Channel Activator	✓ Complete spinal stenosis P2a trial: 4Q 2013

✓ Completed ❑ In Progress

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Clinical Pipeline & Product Development Highlights

CLINICAL FOCUS — **STAGE OF CLINICAL DEVELOPMENT**

LEAD COMPOUNDS	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Lubiprostone Liquid Formulation CIC				Began 3Q13
Unoprostone Isopropyl Retinitis Pigmentosa*				Began 1Q13
Lubiprostone Pediatric Functional Constipation				Began 4Q13
IV Ion Channel Activator Spinal Stenosis			P2 PoC 4Q13 / P2 PoC 2H14	
PO Ion Channel Activator Spinal Stenosis		Phase 1b 1Q14		
Cobiprostone Oral Mucositis		Phase 1b Began 4Q13		

■ SUCCESSFULLY COMPLETED ■ PROJECTED START ■ ONGOING

*Co-developing with R-Tech Ueno, Ltd.

SUCAMPO The Science of Innovation